EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberty Coal Energy Corp. (the "Company") on Form 10-Q for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin G. Morrow, Chief Executive Officer and Chief Financial Officer, on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 11, 2011
                                   /s/ Edwin G. Morrow
                                   ---------------------------------------------
                                   EDWIN G. MORROW
                                   President, Chief Executive Officer, Chief
                                   Financial Officer, Secretary, Treasurer and
                                   Director (Principal Executive Officer,
                                   Principal Financial Officer and
                                   Principal Accounting Officer)